UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021

ANCHIANO THERAPEUTICS LTD.

(Exact name of registrant as specified in its charter)

State of Israel	001-38807	81-3676773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square, Building 1400E, Suite 14-105 Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 259-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing five ordinary shares, no par value per share	ANCN	Nasdaq Capital Market
Ordinary shares, no par value per share	N/A	Nasdaq Capital Market*

* Not for trading; only in connection with the registration of American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events

Anchiano Therapeutics Ltd. (“Anchiano” or the "Company") announces that it will hold a Special Meeting of Shareholders (the “Special Meeting”) at the law offices of Goldfarb Seligman & Co., Ampa Tower, 98 Yigal Alon Street, 36th floor, Conference Room 36-1, Tel Aviv, Israel on March 15, 2020, at which meeting Anchiano shareholders will be asked to approve the merger (the “Merger”) of CMB Acquisition Ltd., a company organized under the laws of the State of Israel and a wholly-owned subsidiary of Anchiano (“Merger Sub”) into Chemomab Ltd., company organized under the laws of the State of Israel (“Chemomab”), pursuant to the Agreement and Plan of Merger, dated December 14, 2020, by and among Anchiano, Chemomab and Merger Sub (the “Merger Agreement”), as well as the other matters set forth below. Anchiano will distribute a definitive proxy statement/prospectus, which will include the full version of the proposed resolutions, and a proxy card to all holders of Anchiano’s ordinary shares and holders of Anchiano’s American Depositary Shares at the close of business on February 5, 2021, the record date for the Special Meeting.

The agenda for the Special Meeting is as follows: (1) to approve the consummation of the Merger and the other transactions contemplated  by the Merger Agreement, including the issuance of Anchiano ordinary shares, to be represented by ADSs, at the effective time of the Merger to the securityholders of Chemomab; (2) to approve the issuance of such number of Anchiano ordinary shares (including ordinary shares represented by ADSs) in the private placement financing, as described in the definitive proxy statement/prospectus, as would yield at least $30.0 million and up to $50.0 million of aggregate gross proceeds to Anchiano; (3) to approve and adopt Anchiano’s amended and restated articles of association, effective upon the effective time of the Merger, which among other things will (i) increase the registered share capital of Anchiano from 500,000,000 ordinary shares, without par value, to 650,000,000 ordinary shares, without par value, (ii) effect a reverse split of Anchiano’s ordinary shares at a ratio in the range between 1-for-2 to 1-for-4, inclusive, with such ratio to be determined in the discretion of Anchiano’s board of directors, (iii) amend the manner in which directors are elected to a classified board format, (iv) change the name of Anchiano from “Anchiano Therapeutics Ltd.” to “Chemomab Therapeutics Ltd.” or such other name as may be approved by Chemomab and the Israeli Registrar of Companies and (v) make such other changes as are set forth in the amended and restated articles of association which will be attached as an annex to the definitive proxy statement/prospectus; (4) to approve the form of indemnification agreement for directors and officers of Anchiano effective upon the effective time of the Merger, and to authorize the execution and delivery of such indemnification agreement with all directors of Anchiano to be in office immediately following the effective time of the Merger or thereafter elected or appointed to the board of directors of Anchiano; (5) to approve an amendment to Anchiano’s Compensation Policy to remove the limit on the annual premium for directors and officers insurance; (6) to approve an amendment to the compensation terms of the current and future directors of Anchiano, and related amendments to Anchiano’s Compensation Policy; and (7) to transact any other business that may properly come before the Special Meeting or any continuation, adjournment or postponement thereof.

Forward Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, among other things, statements regarding the structure, timing and completion of the proposed merger. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties.

Because such statements deal with future events and are based on the Company’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of the Company or the combined company could differ materially from those described in or implied by the statements in this report, including: the risk related to the Company’s ability to complete the merger on the proposed terms and schedule, including risks and uncertainties related to the satisfaction of the closing conditions related to the merger agreement and risks and uncertainties related to the failure to timely or at all obtain shareholder approval for the transaction; the execution of definitive agreements with certain existing Chemomab shareholders including risks and uncertainties related to the satisfaction of the closing conditions related to the financing; risks related to the combined company’s ability to correctly manage its operating expenses and its expenses; risks related to the market price of the Company’s ADSs relative to the exchange ratio; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger transaction; combined company’s plans to develop and commercialize its product candidates, including CM-101 and RAS; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all. In addition, there can be no assurance that the Company will be able to complete the transactions contemplated by the merger agreement or related transactions. Additional risks and uncertainties relating to the Company and its business can be found under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the SEC, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 17, 2020 as updated by its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, filed with the SEC on May 7, 2020, August 14, 2020 and November 16, 2020, respectively, and its other subsequent filings with the SEC. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Additional Information and Where You Can Find It

In connection with the proposed transactions between the Company and Chemomab, the Company filed a registration statement containing a proxy statement and prospectus with the SEC. This communication is not a substitute for the proxy statement or any other documents that the Company may file with the SEC or send to its shareholders in connection with the proposed transactions. Before making any voting decision, investors and securityholders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction and related matters.

You may obtain free copies of the proxy statement and all other documents filed or that will be filed with the SEC regarding the proposed transaction at the website maintained by the SEC at www.sec.gov. Once filed, the proxy statement will be available free of charge on the Company’s website at https://www.anchiano.com/, by contacting the Company’s Investor Relations at info@anchiano.com or by phone at 857-259-4622 or by mail at Investor Relations, Anchiano Therapeutics Ltd., One Kendall Square, Building 1400E, Suite 14-105, Cambridge, MA 02139.

Participants in Solicitation

The Company, Chemomab and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s ordinary shares in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Definitive Proxy Statement for its 2020 Annual meeting, which was filed with the SEC on April 6, 2020. Other information regarding the interests of such individuals, as well as information regarding Chemomab’s directors and executive officers and other persons who may be deemed participants in the proposed transaction are included in the proxy statement and prospectus referred to above. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This report will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHIANO THERAPEUTICS LTD.

Date: February 8, 2021	By:	/s/ Neil Cohen
Name: Neil Cohen
Title: Interim Chief Executive Officer